Item 77Q (1) - Copies of any new or amended investment advisory contracts

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
TCW Investment Management Company is herein incorporated by reference to Post
Effective Amendment No. 40 to the Registration Statement on Form N-1A
(Accession
No. 0001193125-13-084829) ("PEA 40") as filed with the U.S. Securities and Exchange
Commission ("SEC") on February 28, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
AQR Capital Management, LLC is herein incorporated by reference to PEA
40 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-084829) as filed with the SEC on February 28, 2013.

The Form of Advisory Agreement between GuideStone Funds and GuideStone
Capital
Management is herein incorporated by reference to Post Effective
Amendment No. 41 to
the Registration Statement on Form N-1A (Accession No. 0001193125-13-
158872)
("PEA 41") as filed with the SEC on April 17, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Parametric Portfolio Associates LLC is herein incorporated by reference to PEA 41 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-158872) as filed with the SEC on April 17, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Shenkman Capital Management, Inc. is herein incorporated by reference to PEA 41 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-158872) as filed with the SEC on April 17, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and RS
Investment Management Co. LLC is herein incorporated by reference to PEA
41 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-158872) as filed with the SEC on April 17, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Van Eck Associates Corporation is herein incorporated by reference to PEA 41 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-158872) as filed with the SEC on April 17, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Parametric Portfolio Associates LLC is herein incorporated by reference to Post Effective
Amendment No. 42 to the Registration Statement on Form N-1A (Accession
No.
0001193125-13-188047) ("PEA 42") as filed with the SEC on April 30,
2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Parametric Portfolio Associates LLC is herein incorporated by reference to PEA 42 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-188047) as filed with the SEC on April 30, 2013.

The Form of Advisory Agreement between GuideStone Funds and GuideStone
Capital
Management is herein incorporated by reference to Post Effective
Amendment No. 43 to
the Registration Statement on Form N-1A (Accession No. 0001193125-13-
213894)
("PEA 43") as filed with the SEC on May 10, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Genesis Asset Managers, LLP is herein incorporated by reference to PEA
43 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-213894) as filed with the SEC on May 10, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
Parametric Portfolio Associates LLC is herein incorporated by reference to PEA 43 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-213894) as filed with the SEC on May 10, 2013.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and
AQR Capital Management, LLC is herein incorporated by reference to PEA
43 to the
Registration Statement on Form N-1A (Accession No. 0001193125-13-213894) as filed with the SEC on May 10, 2013.